                                                                   EXHIBIT 10.14

                              AMENDMENT NO. 1 TO
                            STOCKHOLDERS AGREEMENT

     Amendment No. 1, dated as of March 25, 1997 (this "Amendment"), to the
                                                        ---------
Stockholders Agreement (the "Agreement") dated as of February 26, 1997 by and
                             ---------
among (i) Iron Age Holdings Corporation, a Delaware corporation formerly known as IA Holdings Corp. (the "Company"), (ii) Fenway Partners Capital Fund, L.P.
                           -------
(the "Initial Fund Investor") and each of the other Fund Investors (as defined
      ---------------------
in the Agreement), if any, from time to time party thereto, (iii) New York Life Insurance Company, a New York life insurance company (the "Initial Mezzanine
                                                           -----------------
Investor") and each of the other Mezzanine Investors (as defined in the
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Agreement), if any, from time to time party thereto, and (iv) each of the
Management Investors (as defined in the Agreement) from time to time party thereto. Capitalized terms used and not otherwise defined in this Amendment are used herein as defined in the Agreement.

     WHEREAS, the Initial Fund Investor intends to Transfer to American Home Assurance Company ("AHAC") the securities purchased by the Initial Fund Investor
                    ----
pursuant to the Mezzanine Securities Purchase Agreement (subject to, among other things, the agreement of AHAC to join the Agreement as a Mezzanine Investor);

     WHEREAS, the Initial Fund Investor has acquired, pursuant to a Stock Subscription Agreement dated as of March 14, 1997 (the "March 1997 Subscription
                                                        -----------------------
Agreement") an additional 10,999.89 shares of Common Stock (the "March 1997
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Additional Shares") of which the Initial Fund Investor intends to transfer:  (i)
989.99 shares to the Initial Mezzanine Investor, (ii)  495 shares to AHAC and
(iii) 1,374.99 shares to Banque Nationale de Paris or an affiliate thereof designated by BNP and acceptable to the Company and the Initial Fund Investor ("BNP") (subject to, among other things, the agreement of BNP to join the
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Agreement as a Designated Investor);

     WHEREAS, in connection with such transactions the parties have agreed to amend certain provisions of the Agreement and to consent to and acknowledge certain matters, all as hereinafter provided; and

     WHEREAS, this Amendment has been approved by the Company, the Initial Fund Investor (which as of the date hereof is the only Fund Investor, and which, in addition to holding Fund Securities, holds a portion of the Mezzanine Securities currently outstanding), the Initial Mezzanine Investor (which as of the date hereof holds all of the Mezzanine Securities currently outstanding that are not held by the Initial Fund Investor) and by the Management Investors whose signatures appear on the signature pages of this Amendment;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Agreement is hereby amended and modified as follows:

1.   Amendment to Section 12.2.  Section 12.2 of the Agreement is hereby amended
     -------------------------
     by deleting from the third line thereof the words "sixty-six and two-thirds percent (66-2/3%)" and substituting therefor the words "seventy percent (70%)".

2.   Agreements Regarding Sales of Securities by the Initial Fund Investor.
     ---------------------------------------------------------------------
     With respect to the issuance by the Company to the Initial Fund Investor of the March 1997 Additional Shares and the resale by the Initial Fund Investor of up to 2,859.98 of such shares to the Initial Mezzanine Investor, AHAC and BNP as contemplated by the recitals to this Amendment, the parties hereby agree:

     a. All Investors hereby consent to such issuance and resale and (except as provided in Section 2(b) of this Amendment) waive any and all rights to preemptive or other notice of such issuance;

     b. Any and all rights to preemptive offer of any such securities or other opportunity to participate in such issuances, sales or purchases (pursuant to Section 8.1.1.1, Section 8.1.5.2 or otherwise) are hereby waived; provided, that as contemplated by the recitals to this Amendment the Initial Fund Investor offers to the Initial Mezzanine Investor, within thirty (30) days of the date hereof, an opportunity to purchase 989.99 of the March 1997 Additional Shares for a purchase price of $360,000.00;

     c.   For purposes of the Agreement (including, without limitation, Section
          8.1.1.1 (b) thereof), none of such issuances or sales will be deemed to constitute an "Issuance of Subject Securities described in clause
          (ii) of the first paragraph of Section 8";

     d. For purposes of Section 8.1.2.1 of the Agreement (including, without limitation, the first sentence thereof) and Section 8.3 of the Agreement (including, without limitation, the first sentence thereof), the Company's issuance of March 1997 Additional Shares will be deemed to constitute the first $4,000,000 in Issuances of Subject Securities described in clause (i) of the first paragraph of Section 8 of the Agreement.

     e. For purposes of Section 3.3 of the Agreement, the resale by the Initial Fund Investor:

          i. of up to 989.99 of the March 1997 Additional Shares to the Initial Mezzanine Investor shall be treated as a Transfer to a Mezzanine Investor under Section 3.1.2(b);

          ii. of up to 495 of the March 1997 Additional Shares to AHAC shall be treated as a Transfer to a Mezzanine Investor under Section 3.1.2(b);

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

          iii. of up to 1,374.99 of the March 1997 Additional Shares to BNP shall be treated as a Transfer under Section 3.1.1(i).

3.A  Designated Investors.  The Agreement is amended as follows to create a new
     --------------------
     class of stockholders called Designated Investors:

     a. The preamble is amended by deleting clauses (iii) and (iv) thereof and replacing such provisions with the following clauses (iii), (iv) and
          (v):

          "(iii)  New York Life Insurance Company (the "Initial Mezzanine
                                                        -----------------
                  Investor"), and each of the other Mezzanine Investors from
                  --------
                  time to time becoming a party hereto pursuant to the terms hereof;

          (iv) each of the Designated Investors (if any) from time to time becoming a party hereto pursuant to the terms hereof; and

          (v) each of the Management Investors from time to time becoming a party hereto pursuant to the terms hereof (each of the Fund Investors, the Mezzanine Investors, the Designated Investors and the Management Investors, being referred to herein as an "Investor" and collectively as the "Investors")."
                   --------                           ---------

     b. Section 1.1 is amended by inserting new Section 1.1.5a and 1.1.5b after Section 1.1.5, to read as follows:

          "1.1.5a.  "Designated Investors" shall mean any stockholder designated
                     --------------------
          as such by the Company that, from time to time, acquires Shares or Options and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such person agrees to be bound by the terms of this Agreement as a Designated Investor."

          "1.1.5b.  "Designated Securities" shall mean all Shares and Options
                     ---------------------
          originally issued to (or issuable upon conversion or exercise of, or otherwise with respect to, Shares or Options originally issued to) or held by the Designated Investors, whenever issued."

     c. Section 1.1.27 is amended by inserting the phrase", the Designated Securities," after the phrase "the Mezzanine Securities."

     d. Section 2 is amended by inserting a new Section 2.4a after Section 2.4, to read as follows:

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

          "2.4a.  Designated Investors.  Except to the extent provided in
                  --------------------
          Sections 2.1 and 2.3 above with respect to elections of certain directors, in Section 2.4 with respect to certain liquidity transactions, and in Section 12.2 with respect to certain modifications of this Agreement, each holder of Designated Securities agrees to cast all votes to which such holder is entitled in respect of the Voting Shares now or hereafter owned by such holder in the same proportion as Fund Shares are voted by the Fund Majority Holders in connection with all other matters brought for a vote of stockholders of the Company."

     e. Section 3.1 is amended by inserting a new Section 3.1.8, to read in its entirety as follows:

          "3.1.8.  Certain Permitted Transfers of Designated Securities.  Any
                   ----------------------------------------------------
          Designated Investor may Transfer any and all Designated Securities held by such Designated Investor to any other Person who immediately prior to such Transfer is already a Designated Investor."

     f. Section 3.3 is amended by appending a new paragraph (j) to the end thereof, to read in its entirety as follows:

          "(j) Securities Transferred to Designated Investors pursuant to and in compliance with Section 3.1.8 shall constitute Designated Securities in the hands of such Transferees."

     g. Section 11 is amended by inserting the following paragraphs immediately before the last paragraph thereof:

               "Each certificate representing Designated Securities shall have the following legend endorsed conspicuously thereupon:

               "The securities represented by this certificate were originally issued to, or issued with respect to shares originally issued to , the following Designated Investor:____________________________________."

     h. Section 12.2 is amended by inserting the phrase ", Designated Securities" after the phrase "Fund Securities, Mezzanine Securities".

3.B  Clerical Amendment.  Section 8.1.2.1 of the Agreement is hereby amended by
     ------------------
     deleting from the sixth and seventh lines of the first sentence thereof the phrase "other than any such holder the preemptive rights of which shall have expired pursuant to Section 8.3."

     4.  Miscellaneous.  This Amendment may be executed in multiple
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counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one

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

instrument. This Amendment shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.


     IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment (or caused this Amendment to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first written above.


THE COMPANY                         IRON AGE HOLDINGS CORPORATION



                                    By  /s/  Andrea Geisser
                                      -----------------------------------------
                                      Title: Vice President



THE INITIAL FUND INVESTOR           FENWAY PARTNERS CAPITAL FUND, L.P.
                                    By: Fenway Partners, L.P., its general
                                          partner

                                       By: Fenway Partners Management, Inc.,
                                              its general partner



                                      By:  /s/  Andrea Geisser
                                         ------------------------------------
                                                An Authorized Signatory



THE INITIAL MEZZANINE INVESTOR      NEW YORK LIFE INSURANCE COMPANY



                                    By  /s/  Andrew H. Steuerman
                                          --------------------------------
                                          Title: Investment Manager

THE INITIAL MANAGEMENT INVESTORS:


                                        /s/  Donald R. Jensen
                                       ----------------------------------------
                                             Donald R. Jensen, individually


                                        /s/  William J. Mills
                                      -----------------------------------------
                                             William J. Mills, individually


                                        /s/  Keith A. McDonough
                                      ------------------------------------------
                                             Keith A. McDonough, individually


                                        /s/  Willie J. Taaffe
                                      ------------------------------------------
                                             Willie J. Taaffe, individually


                                        /s/  Joseph Sebes
                                      ------------------------------------------
                                             Joseph Sebes, individually

                                        /s/  John Engel
                                      ------------------------------------------
                                             John Engel, individually

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